                     THE MONEY STORE RESIDENTIAL LOAN NOTES
                                  SERIES 1998-I
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 11/30/00
                                                    DETERMINATION DATE: 12/12/00
                                                     DISTRIBUTION DATE: 12/15/00
                                                                               A

====================================================================================================================================
                                      Original       Beginning                               Current                      Ending
                       Certificate   Certificate    Certificate                             Realized        Total       Certificate
 Class         Cusip      Rate         Balance        Balance      Interest    Principal      Loss      Distribution      Balance
------------------------------------------------------------------------------------------------------------------------------------
  A-1        60935FAP5  6.40500%    54,493,000.00      0.00          0.00         0.00        0.00          0.00           0.00
Factors per
 Thousand                                                         0.00000000   0.00000000                0.00000000     0.00000000
------------------------------------------------------------------------------------------------------------------------------------
  A-2        60935FAQ3  6.20000%    19,745,000.00      0.00          0.00         0.00        0.00          0.00           0.00
Factors per
 Thousand                                                         0.00000000   0.00000000                0.00000000     0.00000000
------------------------------------------------------------------------------------------------------------------------------------
  A-3        60935FAR1  6.21500%    29,277,000.00  3,466,236.09    17,952.21  2,251,295.83    0.00      2,269,248.04   1,214,940.26
Factors per
 Thousand                                                         0.61318475  76.89639751                77.50958227    41.49811319
------------------------------------------------------------------------------------------------------------------------------------
  A-4        60935FAS9  6.51500%    23,496,000.00  23,496,000.00  127,563.70      0.00        0.00       127,563.70    23,496,000.00
Factors per
 Thousand                                                         5.42916667   0.00000000                5.42916667    1000.00000000
------------------------------------------------------------------------------------------------------------------------------------
  A-5        60935FAT7  7.17000%    17,989,000.00  17,989,000.00  107,484.28      0.00        0.00       107,484.28    17,989,000.00
Factors per
 Thousand                                                         5.97500028   0.00000000                5.97500028    1000.00000000
------------------------------------------------------------------------------------------------------------------------------------
   B         60935FAW0  8.40000%    13,500,000.00  13,500,000.00   94,500.00      0.00        0.00        94,500.00    13,500,000.00
Factors per
 Thousand                                                         7.00000000   0.00000000                7.00000000    1000.00000000
------------------------------------------------------------------------------------------------------------------------------------
  M-1        60935FAU4  7.27000%    22,500,000.00  22,500,000.00  136,312.50      0.00        0.00       136,312.50    22,500,000.00
Factors per
 Thousand                                                         6.05833333   0.00000000                6.05833333    1000.00000000
------------------------------------------------------------------------------------------------------------------------------------
  M-2        60935FAV2  7.49500%    19,000,000.00  19,000,000.00  118,670.83      0.00        0.00       118,670.83    19,000,000.00
Factors per
 Thousand                                                         6.24583316   0.00000000                6.24583316    1000.00000000
------------------------------------------------------------------------------------------------------------------------------------
POOL I                             200,000,000.00  99,951,236.09  602,483.52  2,251,295.83    0.00      2,853,779.35   97,699,940.26
Totals                                                            3.01241760  11.25647915                14.26889675   488.49970130
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
  GP            n/a     0.00000%        0.00           0.00          0.00         0.00        0.00          0.00           0.00
Factors per
 Thousand
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
 Totals                            200,000,000.00  99,951,236.09  602,483.52  2,251,295.83    0.00      2,853,779.35   97,699,940.26
====================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
401 South Tryon Street, 12th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

                     THE MONEY STORE RESIDENTIAL LOAN NOTES
                                  SERIES 1998-I
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 11/30/00
                                                    DETERMINATION DATE: 12/12/00
                                                     DISTRIBUTION DATE: 12/15/00
                                                                               A

================================================================================


                             Certificate Information

                                       Current Interest    Carry Forward
                                         Requirement           Amount

                                A-1          0.00               0.00
                                A-2          0.00               0.00
                                A-3       17,952.21             0.00
                                A-4       127,563.70            0.00
                                A-5       107,484.28            0.00
                                  B       94,500.00             0.00
                                M-1       136,312.50            0.00
                                M-2       118,670.83            0.00



                  Applied Realized     Unpaid Realized     Interest Shortfall
                    Loss Amount          Loss Amount       Carryforward Amount


         A             0.000%               0.000%              0.00
         B             0.000%               0.000%              0.00
         M             0.000%               0.000%              0.00


================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
401 South Tryon Street, 12th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

                     THE MONEY STORE RESIDENTIAL LOAN NOTES
                                  SERIES 1998-I
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 11/30/00
                                                    DETERMINATION DATE: 12/12/00
                                                     DISTRIBUTION DATE: 12/15/00
                                                                               A

====================================================================================================================================


                       SCHEDULE OF REMITTANCE
Aggregate Amount Received                            2,910,789.62       FEES
                                                                        Contingency Fee                     21,517.32
Monthly Advance (incl. Comp Int.)                       47,380.51       Expense Account                      3,331.71
Capitalized Interest Account Transfer                        0.00       FHA Premium Amount                   3,425.18
Pre-funding Account Transfer                                 0.00       Servicer Fee                        21,517.32
Amount Withdrawn from the Certificate Account                0.00
(Unreimbursed Monthly Advance)                               0.00
(Servicer Fee)                                         (21,517.32)
(Contingency Fee)                                      (21,517.32)      PRIOR THREE MONTHS WEIGHTED AVERAGE MORTGAGE INTEREST RATES
(Late Charges)                                         (29,441.98)           8/31/00              9/30/00              10/31/00
                                                                             -------              -------              --------
(Escrow)                                               (25,157.27)           13.816%              13.813%              13.803%
                                                  ----------------
                                                       (50,253.38)

AVAILABLE REMITTANCE AMOUNT                          2,860,536.24
                                                  ================


             -----------------------------------------      ------------------------------------------------------------------------
EXHIBIT O      Outstanding Balance     105,268,710.00          DELINQUENT INFOR.        # LOANS          AMOUNT        PERCENTAGE
             -----------------------------------------      ------------------------------------------------------------------------
                    # Accounts                  5,201       Delinquent 1-29 Days         585        10,867,500.46        10.32%
             -----------------------------------------      Delinquent 30-59 Days         95         1,531,243.60         1.45%
                                                            Delinquent 60-89 Days         57         1,147,327.08         1.09%
                                                            Delinquent 90 and over        46           694,619.33         0.66%
                                                            Loans in Foreclosure           2            87,047.88         0.08%
                                                            REO Property                   1           104,569.17         0.10%
                                                                                     -----------------------------------------------
                                                            TOTALS                       786        14,432,307.52        13.71%
                                                            ========================================================================

====================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
401 South Tryon Street, 12th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

                     THE MONEY STORE RESIDENTIAL LOAN NOTES
                                  SERIES 1998-I
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 11/30/00
                                                    DETERMINATION DATE: 12/12/00
                                                     DISTRIBUTION DATE: 12/15/00
                                                                               A

================================================================================
                             COLLATERAL INFORMATION

Accelerated Principal Distribution                                    583,470.40
Adjusted Mortgage Interest Rate                                           12.263
Aggregate Beginning Principal Balance of Loans                    107,471,052.70
Aggregate Ending Principal Balance of Loans                       105,268,710.00
Amt. Reimb. to Servicer/Cert. Insurer from FHA Acct.                    3,425.18
Available Maximum Subordination Amount                              7,604,173.00
Compensating Interest                                                     130.85
Curtailments                                                           24,393.21
Excess and Monthly Payments                                           303,441.25
FHA Claims Filed                                                       36,169.14
FHA Claims Paid                                                        39,459.79
FHA Claims Pending                                                     91,020.79
FHA Payments Denied                                                         0.00
FHA and Related Payments Received                                      39,459.79
GP Remittance Amount Payable                                                0.00
Interest Received                                                   1,187,060.31
Payments and Reimbursements to the Servicers pursuant to:
   section 4.04 (b)                                                         0.00
   section 4.04 (c)                                                         0.00
   section 4.04 (d)ii                                                       0.00
   section 4.04 (e)                                                   585,218.58
   section 4.04 (f)I                                                   43,034.64


Principal Prepayments (Number/Amount)                         109   1,246,729.36
Realized Losses (Current/Cumulative)                   589,900.96  20,572,217.51
Reimbursable Amount                                                         0.00
Reserve Amount                                                        585,218.58
Specified Subordinated Amount                                      10,800,000.01
Spread Amount                                                       7,568,769.74
WAC                                                                      13.803%
WAM                                                                      193.319
Weighted Average Adjusted Mortgage Loan Remittance Rate
   for class AF-1, AF-2, AF-3, AF-4, AF-5, B, M-1 &M-2                    7.297%

TRIGGER EVENT CALCULATION
1.  (i) Exceeds 50% of (ii)                             NO
      (i)  Sixty-day Delinquency Ratio                                     1.93%
      (ii) Senior Enhancement Percentage                                  59.44%

2. Both(a) and (b) occur                                NO
      (a) Either (x) or (y) occur                                             NO
      (x) The Wtd Avg 5 Mth 60-Day Delinq. Ratio does exceed 9% or         2.04%
      (y) The Cumulative Realized Losses exceeds $28,200,000       20,572,217.51
      and (b) either (x) or (y)                                              YES
      (x) The Wtd Avg 5 Mth 60-Day Delinq. Ratio exceeds 15% or            2.04%
         (y) The Cumulative Realized Losses exceed $9,400,000      20,572,217.51

IF 1) OR 2) IS "YES" THEN TRIGGER EVENT IS IN EFFECT    NO



================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
401 South Tryon Street, 12th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039